UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 28, 2011

333-150095-09
(Commission File Number of registrant and issuing entity)

Honda Auto Receivables 2010-3 Owner Trust
(Exact name of registrant and issuing entity specified in its charter)

333-150095
(Commission File Number of registrant and depositor)

American Honda Receivables LLC,
as successor to American Honda Receivables Corp.
(Exact name of registrant and depositor as specified in its charter)

American Honda Finance Corporation
(Exact name of registrant and sponsor as specified in its charter)

Delaware	80-6178914
(State or other jurisdiction of incorporation)	(I.R.S Employer Identification No.)

c/o American Honda Receivables LLC 20800 Madrona Avenue Torrance, CA 90503
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 972-2511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Pursuant to an Agreement and Plan of Merger, dated March 28, 2011, between American Honda Receivables Corp., a California corporation (“AHRC”), and American Honda Receivables LLC, a Delaware limited liability company (“AHR”), AHRC was merged with and into AHR on March 28, 2011, with AHR being the surviving entity.

Pursuant to an Agreement of Assumption, dated March 28, 2011, between AHRC and AHR, AHR assumed performance of all of AHRC’s obligations under certain sale and servicing agreements including the Sale and Servicing Agreement, dated as of October 1, 2010, by and among Honda Auto Receivables 2010-3 Owner Trust, as issuer, AHRC, as seller, and American Honda Finance Corporation (“AHFC”), as servicer and sponsor.

The description of the Agreement and Plan of Merger and Agreement of Assumption are qualified in its entirety by reference to the full text of the Agreement and Plan of Merger and Agreement of Assumption, which are filed as Exhibits 99.1 and 99.2 respectively.

Item 8.01. Other Events.

Effective March 28, 2011, AHR will be the successor to AHRC which is the named Depositor on a registration statement on Form S-3 (No. 333-150095) filed with the Securities and Exchange Commission on April 4, 2008, and declared effective on May 27, 2008, including all amendments thereto, and as the same may be amended from time to time relating to the registration of certain asset-backed notes issued from time to time by certain trusts sponsored by AHFC under the Securities Act of 1933, as amended.

Copies of the Certificate of Formation of AHR dated March 16, 2011, and Limited Liability Company Agreement of AHR by and among AHFC, as special member, and Raziur Rahman and Diana Urrego, as independent managers, are attached to this Form 8-K as Exhibits 3.1 and 3.2 respectively.

Item 9.01.  Financial Statements and Exhibits.

(a)	N/A

(b)	N/A

(c)	N/A

(d)	Exhibits

Exhibit 3.1	Certificate of Formation of American Honda Receivables LLC, dated March 16, 2011.

Exhibit 3.2
Limited Liability Company Agreement of American Honda Receivables LLC, dated March 28, 2011 by and among American Honda Finance Corporation, as special member, and Raziur Rahman and Diana Urrego, as independent managers.

Exhibit 99.1	Agreement and Plan of Merger, dated March 28, 2011 by and between American Honda Receivables Corp., a California corporation, and American Honda Receivables LLC, a Delaware limited liability company.

Exhibit 99.2	Agreement of Assumption, dated March 28, 2011 by and between American Honda Receivables Corp., a California corporation, and American Honda Receivables LLC, a Delaware limited liability company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Honda Auto Receivables 2010-3 Owner Trust
By: American Honda Finance Corporation, as Servicer

	By:	/s/ Paul C. Honda
	Name:	Paul C. Honda
Date: March 30, 2011	Title:	Vice President, Assistant Secretary and Compliance Officer

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

Exhibit 3.1	Certificate of Formation of American Honda Receivables LLC, dated March 16, 2011.

Exhibit 3.2
Limited Liability Company Agreement of American Honda Receivables LLC, dated March 28, 2011 by and among American Honda Finance Corporation, as special member, and Raziur Rahman and Diana Urrego, as independent managers.

Exhibit 99.1	Agreement and Plan of Merger, dated March 28, 2011 by and between American Honda Receivables Corp., a California corporation, and American Honda Receivables LLC, a Delaware limited liability company.

Exhibit 99.2	Agreement of Assumption, dated March 28, 2011 by and between American Honda Receivables Corp., a California corporation, and American Honda Receivables LLC, a Delaware limited liability company.